Exhibit 99.1

PRECIGEN, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On January 31, 2020, Precigen, Inc., formerly known as Intrexon Corporation, (“the Company”) and TS Biotechnology Holdings, LLC (“TS Biotechnology”), a Virginia limited liability company managed by Third Security, LLC (“Third Security”), completed the previously announced sale of the majority of the Company’s bioengineering assets to TS Biotechnology (the “TS Biotechnology Transaction”). The assets sold in the TS Biotechnology Transaction include all of the equity interests held by the Company in (1) Blue Marble AgBio LLC, a Delaware limited liability company, (2) ILH Holdings, Inc., a Delaware corporation, (3) Intrexon Produce Holdings, Inc., a Delaware corporation, (4) Intrexon UK Holdings Inc., a Delaware corporation, (5) Oragenics, Inc., a Florida corporation and (6) SH Parent, Inc., a Delaware corporation, as well as the Company’s domain name, dna.com, for an aggregate purchase price of $53.0 million and certain contingent payment rights, pursuant to the terms of a Stock and Asset Purchase Agreement, dated as of January 1, 2020. The TS Biotechnology Transaction, as a whole, is considered a significant disposition for purposes of Item 2.01 of Form 8-K. Additionally, on January 2, 2020, the Company sold its equity interest in EnviroFlight, LLC and related intellectual property rights to Darling Ingredients, Inc. for $12.2 million (the “EnviroFlight Transaction”). The EnviroFlight Transaction is not considered a significant disposition for purposes of Item 2.01 of Form 8-K, but the Company has elected to present the pro forma impacts of the EnviroFlight Transaction in the following unaudited Pro Forma Consolidated Financial Statements. The TS Biotechnology Transaction and the EnviroFlight Transaction are collectively referred to herein as the “Transactions”.

The following unaudited Pro Forma Consolidated Financial Statements were derived from the historical Consolidated Financial Statements of the Company, which were prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2019, presents the consolidated financial position of the Company, assuming the Transactions occurred on that date. The unaudited Pro Forma Consolidated Statements of Operations present the consolidated results of continuing operations, assuming the Transactions closed on January 1, 2016.

The unaudited Pro Forma Consolidated Financial Statements of the Company are based on currently available information and assumptions that the Company believes are reasonable, that reflect the impact of events directly attributable to the Transactions that are factually supportable, and for purposes of the unaudited Pro Forma Consolidated Statements of Operations, that are expected to have a continuing impact on the Company. The unaudited Pro Forma Consolidated Financial Statements of the Company are intended for informational purposes only, and do not purport to represent what the Company’s financial position and results of operations actually would have been had the Transactions and related events occurred on the dates indicated, or to project the Company’s financial performance for any future period. Specifically, among other things, the statements do not include adjustments related to items affecting comparability, the effects of transition services arrangements with the purchasers, or the impact of any future actions the Company may take to align its cost structure with the remaining businesses of the Company.

The unaudited Pro Forma Consolidated Financial Statements do not include adjustments related to (1) the Company’s October 2019 sale of its common shares held in AquaBounty Technologies, Inc. to an affiliate of Third Security for $21.6 million that resulted in a $5.3 million gain in the fourth quarter of 2019 and (2) the subscription agreement between the Company and TS Biotechnology, entered into on January 1, 2020, pursuant to which TS Biotechnology purchased, upon the terms and subject to the conditions set forth therein, 5,972,696 shares of the Company’s common stock for $35 million.

The unaudited Pro Forma Consolidated Financial Statements are subject to the assumptions and adjustments described herein. Actual adjustments may differ materially from the information presented. The unaudited Pro Forma Consolidated Financial Information and accompanying notes should be read in connection with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2018, and its Quarterly Report on Form 10-Q for the period ended September 30, 2019.

Beginning in the fourth quarter of 2019, the Company expects to present the Transactions as discontinued operations in the Annual Report on Form 10-K. The Company believes that the adjustments included within the TS Biotechnology Transaction Discontinued Operations and EnviroFlight Transaction Discontinued Operations columns of the unaudited Pro Forma Consolidated Financial Statements are consistent with the guidance of discontinued operations under accounting principles generally accepted in the United States of America. The Company’s current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes discontinued operations accounting to be reported in the Annual Report on Form 10-K for the year ending December 31, 2019.

Precigen, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2019

(Amounts in thousands, except share data)
	Historical	TS Biotechnology Transaction Discontinued Operations (a)	EnviroFlight Transaction Discontinued Operations (b)	Pro Forma Adjustments		Unaudited Pro Forma Continuing Operations
Assets
Current assets
Cash and cash equivalents	$44,428	$(2,346)	$—	$65,200	c	$107,282
Short-term investments	45,285	(76)	—	—		45,209
Equity securities	16,320	—	—	—		16,320
Receivables
Trade, net	20,413	(16)	—	—		20,397
Related parties, net	2,588	—	—	—		2,588
Other	1,970	(1,392)	—	—		578
Inventory	17,295	(1,332)	—	—		15,963
Prepaid expenses and other	9,033	(483)	—	—		8,550

Total current assets	157,332	(5,645)	—	65,200		216,887
Equity securities, noncurrent	6,515	(5,252)	—	—		1,263
Property, plant and equipment, net	122,706	(60,319)	—	—		62,387
Intangible assets, net	107,141	(30,043)	(8,194)	—		68,904
Goodwill	147,949	(54,623)	—	—		93,326
Investments in affiliates	17,487	—	(15,629)	—		1,858
Right-of-use assets	43,211	(16,710)	—	—		26,501
Other assets	2,564	(220)	—	—		2,344

Total assets	$604,905	$(172,812)	$(23,823)	$65,200		$473,470

Liabilities and Total Equity
Current liabilities
Accounts payable	$7,395	$(851)	$—	$—		$6,544
Accrued compensation and benefits	9,862	(1,329)	—	—		8,533
Other accrued liabilities	13,664	(1,071)	—	948	d	13,541
Deferred revenue	12,764	(6,225)	—	—		6,539
Lines of credit	569	—	—	—		569
Current portion of long-term debt	31,433	(70)	—	—		31,363
Current portion of operating lease liabilities	6,224	(2,464)	—	—		3,760
Related party payables	44	—	—	—		44

Total current liabilities	81,955	(12,010)	—	948		70,893
Long-term debt, net of current portion	184,034	(12)	—	—		184,022
Deferred revenue, net of current portion	66,360	(19,705)	—	—		46,655
Operating lease liabilities, net of current portion	38,182	(13,112)	—	—		25,070
Deferred tax liabilities, net	5,732	(2,062)	—	—		3,670
Other long-term liabilities	221	(221)	—	—		—

Total liabilities	376,484	(47,122)	—	948		330,310

Total equity
Common stock, no par value per share, 400,000,000 shares authorized as of September 30, 2019; 162,511,940 shares issued and outstanding as of September 30, 2019	—	—	—	—		—
Additional paid-in capital	1,745,177	—	—	—		1,745,177
Accumulated deficit	(1,483,654)	(156,496)	(23,823)	64,252	c, d, e	(1,599,721)
Accumulated other comprehensive loss	(33,102)	30,806	—	—	f	(2,296)

Total Precigen shareholders’ equity	228,421	(125,690)	(23,823)	64,252		143,160
Noncontrolling interests	—	—	—	—		—

Total equity	228,421	(125,690)	(23,823)	64,252		143,160

Total liabilities and total equity	$604,905	$(172,812)	$(23,823)	$65,200		$473,470

Precigen, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

Nine Months Ended September 30, 2019

(Amounts in thousands, except share data)
	Historical	TS Biotechnology Transaction Discontinued Operations (a)	EnviroFlight Transaction Discontinued Operations (b)	Pro Forma Adjustments	Unaudited Pro Forma Continuing Operations
Revenues
Collaboration and licensing revenues	$21,252	$(6,535)	$—	$—	$14,717
Product revenues	18,528	(45)	—	—	18,483
Service revenues	39,707	—	—	—	39,707
Other revenues	2,877	(2,064)	—	—	813

Total revenues	82,364	(8,644)	—	—	73,720

Operating expenses
Cost of products	25,729	(1,599)	—	—	24,130
Cost of services	21,860	—	—	—	21,860
Research and development	99,060	(17,863)	(353)	—	80,844
Selling, general and administrative	79,818	(7,832)	—	—	71,986
Impairment loss	626	—	—	—	626

Total operating expenses	227,093	(27,294)	(353)	—	199,446

Operating loss	(144,729)	18,650	353	—	(125,726)

Other income (expense), net
Unrealized and realized appreciation (depreciation) in fair value of equity securities and preferred stock, net	2,634	436	—	—	3,070
Interest expense	(13,140)	16	—	—	(13,124)
Interest and dividend income	3,280	(12)	—	—	3,268
Other income (expense), net	673	(2)	—	—	671

Total other income (expense), net	(6,553)	438	—	—	(6,115)
Equity in net loss of affiliates	(5,034)	—	3,090	—	(1,944)

Loss before income taxes	(156,316)	19,088	3,443	—	(133,785)
Income tax benefit	1,615	(1,590)	—	—	25

Net loss attributable to the noncontrolling interests	(154,701)	17,498	3,443	—	(133,760)
Net loss attributable to the noncontrolling interests	1,592	—	—	—	1,592

Net loss attributable to Precigen	$(153,109)	$17,498	$3,443	$—	$(132,168)

Net loss attributable to Precigen per share, basic and diluted	$(1.00)				$(0.86)

Weighted average shares outstanding, basic and diluted	153,770,785				153,770,785

Precigen, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2018

(Amounts in thousands, except share data)
	Historical	TS Biotechnology Transaction Discontinued Operations (a)	EnviroFlight Transaction Discontinued Operations (b)	Pro Forma Adjustments	Unaudited Pro Forma Continuing Operations
Revenues
Collaboration and licensing revenues	$76,869	$(7,329)	$—	$—	$69,540
Product revenues	28,528	(42)	—	—	28,486
Service revenues	52,419	—	—	—	52,419
Other revenues	2,758	(2,025)	—	—	733

Total revenues	160,574	(9,396)	—	—	151,178

Operating expenses
Cost of products	35,698	(611)	—	—	35,087
Cost of services	27,589	—	—	—	27,589
Research and development	404,586	(37,831)	(470)	—	366,285
Selling, general and administrative	137,807	(12,016)	—	—	125,791
Impairment loss	60,504	(60,504)	—	—	—

Total operating expenses	666,184	(110,962)	(470)	—	554,752

Operating loss	(505,610)	101,566	470	—	(403,574)

Other income (expense), net
Unrealized and realized appreciation (depreciation) in fair value of equity securities and preferred stock, net	(30,200)	1,927	—	—	(28,273)
Interest expense	(8,530)	57	—	—	(8,473)
Interest and dividend income	19,084	(67)	—	—	19,017
Other income (expense), net	630	(160)	—	—	470

Total other income (expense), net	(19,016)	1,757	—	—	(17,259)
Equity in net loss of affiliates	(11,608)	—	2,622	—	(8,986)

Loss before income taxes	(536,234)	103,323	3,092	—	(429,819)
Income tax benefit	21,528	(6,103)	—	—	15,425

Net loss	(514,706)	97,220	3,092	—	(414,394)
Net loss attributable to the noncontrolling interests	5,370	—	—	—	5,370

Net loss attributable to Precigen	$(509,336)	$97,220	$3,092	$—	$(409,024)

Net loss attributable to Precigen per share, basic and diluted	$(3.93)				$(3.16)

Weighted average shares outstanding, basic and diluted	129,521,731				129,521,731

Precigen, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2017

(Amounts in thousands, except share data)
	Historical	TS Biotechnology Transaction Discontinued Operations (a)	EnviroFlight Transaction Discontinued Operations (b)	Pro Forma Adjustments	Unaudited Pro Forma Continuing Operations
Revenues
Collaboration and licensing revenues	$145,579	$(10,955)	$—	$—	$134,624
Product revenues	33,589	(4)	—	—	33,585
Service revenues	50,611	—	—	—	50,611
Other revenues	1,202	(559)	—	—	643

Total revenues	230,981	(11,518)	—	—	219,463

Operating expenses
Cost of products	33,263	(27)	—	—	33,236
Cost of services	29,525	(1,069)	—	—	28,456
Research and development	143,207	(33,521)	(470)	—	109,216
Selling, general and administrative	146,103	(15,388)	—	—	130,715
Impairment loss	16,773	(2,950)	—	—	13,823

Total operating expenses	368,871	(52,955)	(470)	—	315,446

Operating loss	(137,890)	41,437	470	—	(95,983)

Other income (expense), net
Unrealized and realized appreciation (depreciation) in fair value of equity securities and preferred stock, net	2,586	7,544	—	—	10,130
Interest expense	(611)	27	—	—	(584)
Interest and dividend income	19,485	(54)	—	—	19,431
Other income (expense), net	1,013	(11)	—	—	1,002

Total other income (expense), net	22,473	7,506	—	—	29,979
Equity in net loss of affiliates	(14,283)	—	1,847	—	(12,436)

Loss before income taxes	(129,700)	48,943	2,317	—	(78,440)
Income tax benefit (expense)	2,880	(4,952)	—	—	(2,072)

Net loss	(126,820)	43,991	2,317	—	(80,512)
Net loss attributable to the noncontrolling interests	9,802	—	—	—	9,802

Net loss attributable to Precigen	$(117,018)	$43,991	$2,317	$—	$(70,710)

Net loss attributable to Precigen per share, basic and diluted	$(0.98)				$(0.59)

Weighted average shares outstanding, basic and diluted	119,998,826				119,998,826

Precigen, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2016

(Amounts in thousands, except share data)
	Historical	TS Biotechnology Transaction Discontinued Operations (a)	EnviroFlight Transaction Discontinued Operations (b)	Pro Forma Adjustments	Unaudited Pro Forma Continuing Operations
Revenues
Collaboration and licensing revenues	$109,871	$(12,711)	$—	$—	$97,160
Product revenues	36,958	—	—	—	36,958
Service revenues	43,049	—	—	—	43,049
Other revenues	1,048	(608)	—	—	440

Total revenues	190,926	(13,319)	—	—	177,607

Operating expenses
Cost of products	37,709	—	—	—	37,709
Cost of services	23,930	—	—	—	23,930
Research and development	112,135	(23,285)	(392)	—	88,458
Selling, general and administrative	142,318	(17,621)	—	—	124,697

Total operating expenses	316,092	(40,906)	(392)	—	274,794

Operating loss	(125,166)	27,587	392	—	(97,187)

Other income (expense), net
Unrealized and realized appreciation (depreciation) in fair value of equity securities and preferred stock, net	(58,894)	10,523	—	—	(48,371)
Interest expense	(861)	17	—	—	(844)
Interest and dividend income	10,190	(82)	—	—	10,108
Other income (expense), net	1,700	7	—	—	1,707

Total other income (expense), net	(47,865)	10,465	—	—	(37,400)
Equity in net loss of affiliates	(21,120)	—	1,236	—	(19,884)

Loss before income taxes	(194,151)	38,052	1,628	—	(154,471)
Income tax benefit	3,877	(3,624)	—	—	253

Net loss	(190,274)	34,428	1,628	—	(154,218)
Net loss attributable to the noncontrolling interests	3,662	—	—	—	3,662

Net loss attributable to Precigen	$(186,612)	$34,428	$1,628	$—	$(150,556)

Net loss attributable to Precigen per share, basic and diluted	$(1.58)				$(1.28)

Weighted average shares outstanding, basic and diluted	117,983,836				117,983,836

(a)

The TS Biotechnology Transaction Discontinued Operations column in the unaudited Pro Forma Consolidated Financial Statements represents the historical financial results directly attributable to the businesses included in the TS Biotechnology Transaction in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, “Presentation of Financial Statements” (“ASC 205”).

(b)

The EnviroFlight Transaction Discontinued Operations column in the unaudited Pro Forma Consolidated Financial Statements represents the historical financial results directly attributable to the Company’s investment in Enviroflight and related intellectual property rights in accordance with ASC 205.

(c)

This pro forma adjustment represents the sales price received from the TS Biotechnology Transaction and EnviroFlight Transaction of $53.0 million and $12.2 million, respectively. This pro forma adjustment does not reflect cash that will be paid for accrued selling costs of $0.9 million.

(d)	This pro forma adjustment represents the estimated accrual of selling costs to complete the Transactions.
(e)

The estimated write down of the net assets disposed of in the Transactions of approximately $85.2 million is reflected as the difference between the historical accumulated deficit and Pro Forma accumulated deficit, excluding the recognition of accumulated translation losses discussed in pro forma adjustment “f”. This estimate is based on historical information as of September 30, 2019 and the actual amount recognized may differ from the information presented. The Company anticipates recording the write down of net assets disposed of in the Transactions in the fourth quarter of 2019.

(f)

The recognition of accumulated translation losses of approximately $30.8 million is reflected as the difference between the historical accumulated other comprehensive loss and Pro Forma accumulated other comprehensive loss. This estimate is based on historical information as of September 30, 2019 and the actual amount recognized at closing may differ from the information presented.